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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 12, 2002
                Date of Report: (Date of earliest event reported)


                         Commission File Number: 0-19024




                                 FRONTSTEP, INC.
             (Exact name of registrant as specified in its charter)


                   OHIO                                      31-1083175
      (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                    Identification Number)

              2800 CORPORATE EXCHANGE DRIVE
                     COLUMBUS, OHIO                              43231
        (Address of principal executive offices)              (Zip Code)


                                 (614) 523-7000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On August 12, 2002, the Company issued its 10% convertible subordinated notes (the "Convertible Notes") in the aggregate principal amount of $2.5 million to, and received $2.5 million in cash from, certain of its preferred shareholders, including Fallen Angel Equity Fund and entities affiliated with Morgan Stanley, and two other shareholders and directors of the Company, Lawrence J. Fox and James A. Rutherford (collectively, the "Investors"), in accordance with the terms of the private placement transaction previously announced. The Convertible Notes are each due on May 10, 2004 and are convertible into common shares of the Company at a conversion rate of $2.4876 per share.

The private placement transaction is discussed and has been disclosed previously in the Company's Form 8-Ks dated March 7, 2002 and July 9. 2002, respectively, filed with the Securities and Exchange Commission, and in press releases, copies of which are included with such filings.

           A summary of all convertible notes issued to date and the remaining amount of funding available to the Company as part of the private placement transaction is as follows:

--------------------------------------------------------------------------------------------
                                                                     PRINCIPAL   PRINCIPAL
                                                        PRINCIPAL    AMOUNT OF   AMOUNT OF
                                                        AMOUNT OF   CONVERTIBLE CONVERTIBLE
                                                         INITIAL       NOTES     NOTES TO
                   NAME OF INVESTOR                       NOTES      PURCHASED      BE
                                                        PURCHASED                PURCHASED
--------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Venture Partners IV, L.P.     $  550,131  $  916,885  $  366,754
--------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Venture Investors IV, L.P.    $   63,824  $  106,374  $   42,549
--------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Venture Offshore Investors
IV, L.P.                                                 $   21,463  $   35,771  $   14,309
--------------------------------------------------------------------------------------------
Fallen Angel Equity Fund, L.P.                           $  264,582  $  440,970  $  176,388
--------------------------------------------------------------------------------------------
Lawrence J. Fox                                          $  450,000  $  750,000  $  300,000
--------------------------------------------------------------------------------------------
James A. Rutherford                                      $  150,000  $  250,000  $  100,000
--------------------------------------------------------------------------------------------
       Total                                             $1,500,000  $2,500,000  $1,000,000
--------------------------------------------------------------------------------------------


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         The following exhibits are filed with this Form 8-K:

         4 10.0% Convertible Subordinated Note, No. C-1, due May 10, 2004 in the amount of $916,885 issued to Morgan Stanley Dean Witter Venture Partners IV, L.P. and Schedule A to Exhibit 4 identifying other substantially identical convertible subordinated notes issued to other investors.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRONTSTEP, INC.


Dated:   August 15, 2002            By:  /s/ Daniel P. Buettin
                                         ------------------------------
                                         Daniel P. Buettin
                                         Vice President and Chief
                                         Financial Officer
                                         (on behalf of the Registrant
                                         and as Principal Financial Officer)



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                                INDEX TO EXHIBITS

         4 10.0% Convertible Subordinated Note, No. C-1, due May 10, 2004 in the amount of $916,885 issued to Morgan Stanley Dean Witter Venture Partners IV, L.P. and Schedule A to Exhibit 4 identifying other substantially identical convertible subordinated notes issued to other investors.



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